Trade receivables, net	12 Months Ended
Dec. 31, 2025
Trade receivables, net
Trade receivables, net

Note 3 - Trade receivables, net

Trade receivables, net as of December 31, 2025 and 2024 consisted of the following:

	December 31,
	2025	2024

Trade receivables	$459	$1,379
Less: allowance for expected credit losses	(3)	(243)
Total trade receivables, net	$456	$1,136

As of December 31, 2025, 2024 and 2023, there was $3, $243 and nil allowance for uncollectible trade receivables, respectively. During the years ended December 31, 2025, 2024 and 2023, the Company had written-off uncollectible accounts receivable of $184, nil and nil, respectively.

Movement of the provision for trade receivables is as follows:

	For the years ended December 31,
	2025	2024
Balance as of January 1	$243	$—
Provisions for doubtful accounts	3	243
Reversal for doubtful accounts	(60)	—
Write offs	(184)	—
Changes due to foreign exchange	1	—
Balance as of December 31	3	243